Exhibit 10.21
ADDENDUM SIX
TO THE
SOFTWARE LICENSE AGREEMENT
BETWEEN
DELL PRODUCTS L.P.
AND
COMMVAULT SYSTEMS, INC.
This Addendum Six (“Addendum”) to the Software License Agreement dated December 17, 2003 (the “Agreement”), is entered into by and between Dell Products L.P. (hereinafter “Dell”) with its principal place of business at One Dell Way, Round Rock, Texas 78682, and CommVault Systems, Inc., (hereinafter “CommVault”) a Delaware corporation having a principal place of business at 2 Crescent Place, Oceanport, New Jersey 07757 (hereinafter “Licensor”) and is effective as of the 9th day of August, 2007 (the “Effective Date”).
RECITALS
WHEREAS, CommVault and Dell entered into the Agreement through which COMMVAULT granted Dell various rights to distribute certain CommVault software products;
WHEREAS, CommVault and Dell wish to amend the Agreement and replace all Pricing Supplements previously agreed to and attached to the Agreements, including the initial Pricing Supplement, and as Addendum #1 dated April 26, 2004, Addendum #2 dated October 30, 2004, Addendum #3 dated May 1, 2005, Addendum #4 dated November 15, 2005, and Addendum #5 dated May 23, 2006.
NOW THEREFORE, in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt of which both parties hereby acknowledge, Dell and CommVault agree as follows:
Any capitalized terms defined in this Addendum are specific to this Addendum only, and do not modify or change the meaning set forth in the Agreement. Unless expressly defined in this Addendum, the capitalized terms in this Addendum are as defined in the Agreement. The Agreement shall remain in full force and effect except as supplemented and amended herein.
1.	Any and all Pricing Supplements to the Agreement are hereby replaced in its entirety with the attached Exhibit A to this Addendum.

2.	For purposes of clarification, in consideration for the payment by Dell of the Enhanced Services Fees described in Column 5 of the Pricing Supplement dated August 9, 2007, attached hereto as Exhibit A, CommVault agrees to provide hotline support to any and all end users that are in billable status on CommVault’s support tracking system. For clarification, billable status shall mean end-users who have not paid for ongoing maintenance and support services for the period in which such a request for support is made; For clarification, hotline support shall mean the provision of telephone support, in accordance with Provider’s standard policies, to help address problems or questions related to the use or operation of the Products.

3.	The term of this Agreement, as specified in Section 9.1 of the Agreement, shall be modified so that the new term shall be one (1) year from the effective date of this Addendum Six, unless either party gives thirty (30) days notice of non-renewal prior to the end of this term or any renewal term, and this Agreement shall automatically renew for successive one (1) year periods thereafter.

4.	This language shall replace the first sentence of Section 13.5 of the Agreement:

“[**]”
Confidential

No other changes or modification are intended by this Addendum. All other terms and conditions of the Agreement are in effect.
IN WITNESS WHEREOF, the parties have executed this Addendum by their duly authorized representatives as of the date first set forth above.

COMMVAULT SYSTEMS INC.			DELL PRODUCTS L. P.

By:	/s/ David R. West	By:	/s/ Joseph J. Kanicki

Name:	David R. West	Name:	Joseph J. Kanicki

Title:	VP Marketing and Business Development	Title:	Senior Manager

Date:	8/9/07	Date:	8/24/07
Confidential

August 9, 2007
Exhibit A
Pricing Supplement
To the Software License Agreement
Between Dell Products L.P.
And Commvault Systems Inc.
Full Galaxy
Confidential

1 yr
Update
Protection
Includes
Dell		Dell SW	L2	Enhanced	Total	Total OEM
SKU	SKU Description	Cost	Support	Support	Maintenance	COGS
SKU1	CommVault Master Server	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU2	CommVault Windows Media Server (incl client agent)	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU3	CommVault LAN Drive Pack (MM-LMS, MM-DMS)	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU4	CommVault SAN Drive Pack	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU5	CommVault Client Agent (iDA) – Windows	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU6	CommVault Application Agent (iDA) – Exchange	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU7	CommVault Client Agent (iDA) – Unix	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU8	CommVault Unix Media Server 1 CPU (incl client agent)	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU9	CommVault Unix Media Server 2+ CPU (incl client agent)	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU10	CommVault Application Agent — Unix 1 CPU (Oracle/SAP)	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU11	CommVault Application Agent — Unix 2+ CPU (Oracle/SAP)	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU12	Upgrade key to unlock Galaxy Express to Galaxy	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU13	CommVault Advanced Feature Pack for Master Server	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU14	CommVault Advanced Feature Pack for Media Server	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU15	CommVault Gridstor for Master Server	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU16	CommVault Gridstor for Media Server	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU17	CommVault Vault Tracker for Master Server	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU18	CommVault Vault Tracker for Media Server	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU19	CommVault File Archiver for Windows 1 CPU	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU20	CommVault File Archiver for Windows 2+ CPU	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU23	CommVault Client Agent for VMware or MS Virtual Server	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU24	CommVault NDMP Agent up to 6TB	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU25	CommVault Direct Disk Option (DDO) up to 1TB	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU26	CommVault One Touch Server	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU27	CommVault One Touch Client	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU28	CommVault Exchange Mailbox Archiver	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU29	CommVault Client Access License up to 500 users	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU30	CommVault Exchange Compliance Archiver	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU31	CommVault Client Access License up to 1000 users	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU32	Dell Maintenance — $1	$ [***]	NA	NA	NA	$ [***]
SKU33	Dell Maintenance — $10	$ [***]	NA	NA	NA	$ [***]
SKU34	Dell Maintenance — $100	$ [***]	NA	NA	NA	$ [***]
SKU35	Dell Maintenance — $1000	$ [***]	NA	NA	NA	$ [***]

SKU42	CommVault Client Agent (iDA) — Netware/NDS	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU43	CommVault Client Agent (iDA) — Linux	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU44	CommVault Client Agent (iDA) — Windows DT	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU45	CommVault Client Agent (iDA) — Macintosh	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU46	CommVault Application Agent (iDA) — Active Directory	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU47	CommVault Application Agent (iDA) — Notes	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU48	CommVault Application Agent (iDA) — Oracle	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU49	CommVault Application Agent (iDA) — SQL	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU50	CommVault Application Agent (iDA) — SharePoint	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU51	CommVault Application Agent (iDA) — Groupwise	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]

1 yr
Update
Protection
Includes
Dell		Dell SW	L2	Enhanced	Total	Total OEM
SKU	SKU Description	Cost	Support	Support	Maintenance	COGS
SKU52	CommVault Media Server — LINUX (incl client agent)	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU53	CommVault Media Server — Netware (incl client agent)	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU54	CommVault Client Agent for Cluster Virtual Node (Win/Lin/NW)	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU55	CommVault VMWare Consolidated Backup Bundle	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU56	CommVault Data Classification enabler for Windows Server	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU57	CommVault Content Indexing Connector — Offline	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU58	CommVault Content Indexing Connector — Online	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU59	CommVault Content Indexing Server	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU60	CommVault Proxy Host agent (Win/Lin)	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU61	CommVault Image Level Backup agent (Win/Lin)	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU62	CommVault Exchange Public Folder Archiver	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU63	CommVault File Share Archiver	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU64	CommVault File Archiver for Linux or Netware	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU65	CommVault SharePoint Archiver	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU66	CommVault Continuous Data Replicator (CDR) - (Win/Lin)	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU67	CommVault CommCell Encryption Enabler	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU68	CommVault Auxilliary Copy Encryption (per Media Server)	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU69	Dell Software — $1 SKU	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU70	Dell Software — $10 SKU	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU71	Dell Software — $100 SKU	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU72	Dell Software — $1000 SKU	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU73	Dell Software — $10000 SKU	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU74	CommVault Client Access License (1000 — 5000 users)	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU75	CommVault Client Access License (5000+ users)	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU76	CommVault Client Access License — Universal Discovery	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU77	CommVault Direct Disk Option — up to 5TB	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU78	CommVault Direct Disk Option — up to 10TB	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU79	CommVault Direct Disk Option — up to 50TB	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU80	CommVault Single Instance Store	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU81	CommVault Galaxy 10 Server Bundle	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU82	CommVault Galaxy 20 Server Bundle	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU83	CommVault Remote Media Server Bundle (Win/NW)	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU84	CommVault File System Archiving Bundle (Per Server)	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU85	CommVault Exchange SMB Archiving Bundle — Up to 150 Users	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU86	CommVault Storage Manager Server	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU87	CommVault Storage Manager — Application Agent	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU88	CommVault Storage Manager — File System Agent	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU89	CommVault Data Monitor for Windows Server	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]

5

Galaxy Express

1yr
Update
Protection
Includes
Dell		Dell SW	L2/L3	Enhanced	Tool	Total
SKU	SKU Description	Cost	Support	Support	Maintenance	COGS
SKU36	Galaxy Express Small Business Server Edition: 1 Windows MediaAgent included 3 Application Agents included (SQL, Exchange and SharePoint)	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
Single tape drive support (no library support) Includes 4 file system agents Worm Support included
SKU37	Galaxy Express File Server Edition: Galaxy Express (key code upgrade capability to Galaxy) 1 Windows or Storage Server2003 MediaAgent included Single tape drive support (no library support)	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
Open File Support Included Worm Support included Max 15 total clients (agents) Includes 4 file system agents
SKU38
Galaxy Express E-mail & Database Server Edition
1 Application Agent Included (Exchange, Notes, GroupWise, SQL, SharePoint or Oracle)
Galaxy Express (key code upgrade capability to Galaxy)
1 Windows, Storage Server2003, Linux or Novell
		$ [***]	$ [***]	$ [***]	$ [***]	$ [***]

MediaAgent included
Media Agent supports a maximum of one, 2-drive library
Open File Support Included Worm Support included
Max 15 total clients (agents) inclusive of coupon for 1
Windows Application iDA
Includes 4 file system agents

SKU39	Galaxy Express OLBU — For Express only	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU40	Galaxy Express Client Pack — For Express only	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
SKU41	Galaxy Express LAN Drive	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]

6